Report of Independent Registered
Public Accounting Firm

To the Shareholders and
Board of Trustees of
Federated Managed Allocation Portfolios

In planning and performing
 our audit of the financial
statements of Federated Balanced
Allocation Fund, (the "Fund"),
a portfolio of Federated Managed
Allocation Portfolios, as of and
for the year ended November 30,
2010, in accordance with the
standards of the Public Company
Accounting Oversight Board
(United States), we considered
the Fund's internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for designing
our
auditing procedures for the
purpose of expressing our opinion
 on the financial statements and to
comply with the requirements
of Form N-SAR, but not for
the purpose of expressing an
opinion
on the effectiveness of the
 Fund's internal control over
financial reporting. Accordingly, we
express no such opinion.

Management of the Fund is
 responsible for establishing
and maintaining effective internal
control
over financial reporting.
In fulfilling this responsibility,
estimates and judgments by management
are required to assess the
expected benefits and related
costs of controls. A company's
 internal
control over financial
reporting is a process designed
to provide reasonable assurance
regarding
the reliability of financial
reporting and the preparation of
financial statements for external
purposes in accordance with
generally accepted accounting
principles. A company's internal
control over financial reporting
includes those policies and
procedures that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately
and fairly reflect the transactions and
dispositions of the assets of
the company; (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements
in accordance with generally
accepted accounting principles,
and that receipts and expenditures
of the company are being made
in accordance with authorizations
of management and directors of the
company; and (3) provide
reasonable assurance regarding
prevention or timely detection
of the unauthorized acquisition,
use, or disposition of the
company's assets that could
have a material affect on the
financial
statements.

Because of its inherent
limitations, internal control
over financial reporting may
not prevent or
detect misstatements. Also,
projections of any evaluation
of effectiveness to future periods
are
subject to the risk that
controls may become inadequate
 because of changes in conditions,
or that
the degree of compliance with
the policies or procedures may
deteriorate.

A deficiency in internal control
over financial reporting exists
 when the design or operation of a
control does not allow management
or employees, in the normal course
of performing their
assigned functions, to prevent or
 detect misstatements on a timely
basis. A material weakness is a
deficiency, or a combination of
deficiencies, in internal control
over financial reporting, such that
there is a reasonable possibility
that a material misstatement of
the Fund's annual or interim
financial statements will not be
 prevented or detected on a timely
 basis.

Our consideration of the Fund's
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not necessarily
disclose all deficiencies in
internal control that might be
material weaknesses under
standards established by the
Public
Company Accounting Oversight
Board (United States). However,
we noted no deficiencies in the
Fund's internal control over
financial reporting and its
operation, including controls over
safeguarding securities that we
consider to be a material weakness
 as defined above as of
November 30, 2010.

This report is intended solely
for
the information and use of management
and the Board of
Trustees of Federated Managed
Allocation Portfolios and the
Securities and Exchange
Commission and is not intended
to be and should not be used by
anyone other than those
specified parties.




Boston, Massachusetts
January 25, 2011